UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 24, 2012

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2012, Authentidate Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to sell and issue to the Investors an aggregate principal amount of $3,300,000 of senior secured promissory notes (the “Notes”) and common stock purchase warrants (the “Warrants”) to purchase a total of 2,558,139 shares of its common stock for gross proceeds of $3,300,000 (the “Financing”). The Notes are senior secured promissory notes and are not convertible into equity securities of the Company. The Notes are due and payable on the first to occur of October 31, 2013 or the consummation of a subsequent financing, as defined in the Notes. No interest shall accrue on the Notes and the Notes contain covenants and events of default customary for similar transactions. The Notes will be secured by a first priority lien on all of the Company’s assets in accordance with, and subject to, a Security Agreement between the Company and the Investors, dated as of the date of the Purchase Agreement.

The Warrants will be exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $1.34 per share. The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The closing of the Financing occurred on September 28, 2012. The net proceeds to the Company from the transaction, after deducting the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants issued in the offering, are approximately $3,250,000. The Company will use the net proceeds from the transaction for general business and working capital purposes, which may include, among other matters, the redemption of the Company’s outstanding shares of preferred stock.

In connection with the Financing, as of September 24, 2012, the Company also entered into an amendment agreement (the “Amendment”) with the holders of a majority of the outstanding principal amount of the senior secured promissory notes issued in March 2012 (the “Prior Notes”), to extend the maturity date of such notes to October 31, 2013 and grant pari passu rights to the new notes issued in the above Financing. In connection with and in consideration of this extension, we agreed to issue the holders of the Prior Notes warrants (the “Extension Warrants”) to purchase an aggregate of 2,197,674 shares of common stock with the same terms as the Warrants issued in the Financing. The number of Extension Warrants to be issued to each holder of a Prior Note shall be determined pro rata, based on the principal amount of the Prior Notes held by such holder.

The Notes, Warrants and Extension Warrants have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration. The description of terms and conditions of the Purchase Agreement, the Security Agreement, the Amendment, and the forms of each of the Note, Warrant and Extension Warrant described herein does not purport to be complete and each is qualified in its entirety by the full text of the form of the Note, the Warrant, the Extension Warrant, the Purchase Agreement, the Security Agreement and the Amendment, which are attached hereto as Exhibit 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

In addition, we also entered into a Board Nomination and Observer Agreement (the “Board Agreement”) with Lazarus Investment Partners, LLLP (“Lazarus Investment”) pursuant to which we granted it the right, to be exercised within a 180-day period, to appoint either an observer to our board of directors or to nominate an individual for election to our board of directors. So long as Lazarus Investment owns 5% or more of our outstanding common stock it may designate an observer to attend all meetings of our board in a non-voting capacity for a period of two years. In addition, in lieu of designating an observer, so long as it owns at least 10% of our outstanding common stock, Lazarus Investment shall have the right to designate one person to be nominated for election to the board. If Lazarus Investment nominates an individual for election to our board, we shall promptly increase the size of the board, appoint such nominee as a member of the board and, subject to the terms of the Board Agreement, use our best efforts to include such nominee in the slate of nominees recommended for election as a director for three years. The description of the Board Agreement does not purport to be complete and is qualified in its entirety by the full text of the Board Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

The following investors that participated in the Financing are related parties of the Company. An entity affiliated with J. David Luce, a member of our board of directors, and his spouse, agreed to purchase an aggregate principal amount of $1,150,000 of Notes and 891,473 Warrants. In addition, the Company’s Chief Executive Officer and a member of its board of directors, O’Connell Benjamin, and its Chief Financial Officer, William Marshall, each agreed to purchase an aggregate principal amount of $50,000 of Notes and 38,760 Warrants. Further, Lazarus Investment, which is the beneficial owner of approximately 23.8% of our outstanding shares of Common Stock immediately prior to the offering, agreed to purchase an aggregate principal amount of $1,000,000 of Notes and 775,194 Warrants. The manager of the general partner of Lazarus Investment is the brother of Dr. Todd A. Borus, a member of our board of directors. The participation by these investors was on the same terms as the other investors in the offering. Further, due to their ownership of Prior Notes, we will issue Extension Warrants to the following related parties: entities affiliated with Mr. Luce will be issued a total of 813,953 Extension Warrants; John Waters, a director, will be issued 81,395 Extension Warrants, each of the Company’s Chief Executive Officer and Chief Financial Officer will be issued 27,131 Extension Warrants and Lazarus Investment will be issued 542,636 Extension Warrants.

The Company issued a press release announcing the transaction on September 28, 2012. Such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the Financing is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the Financing is incorporated by reference into this Item 3.02. The sale and issuance of the Warrants and Extension Warrants (and the issuance of shares of the Company’s common stock upon exercise or conversion thereof) have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Senior Promissory Note

4.2	Form of Warrant issuable to investors

4.3	Form of Extension Warrants

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of Amendment Agreement

10.4	Board Nomination and Observer Agreement

99.1	Press Release of Authentidate Holding Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin

	Name:	O’Connell Benjamin
	Title:	Chief Executive Officer

Date: September 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Senior Promissory Note

4.2	Form of Warrant issuable to investors

4.3	Form of Extension Warrants

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of Amendment Agreement

10.4	Board Nomination and Observer Agreement

99.1	Press Release of Authentidate Holding Corp.

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